                                                                    EXHIBIT 10.1

                                   AGREEMENT

         This Agreement is made and entered into as of the Effective Date (as hereinafter defined) by and among Just Like Home, Inc., a Florida corporation ("JLH/F"), Just Like Home, Inc., a Nevada corporation ("JLH/N"), Whitaker's Landing, Inc., a Florida corporation ("WL"), Joann Desrosiers ("JD"), David Desrosiers and Jeffrey S. Russell as Co-Personal Representatives of the Estate of Wilfred N. Desrosiers (the "Estate"), Community Assisted Living Centers, Inc., a Florida corporation ("CAL") and Richard T. Conard and Elizabeth A. Conard, husband and wife (collectively, "Conard").

 SECTION 1.      RECITATION OF FACTS.

         1.1 JD and WL are plaintiffs and JLH/F and JLH/N are defendants in that certain litigation filed in the Circuit Court of the Twelfth Judicial District in and for Sarasota County, Florida being Case No. 96-1978-CA-01 (the "Litigation"). The Estate is the successor in interest to Wilfred N. Desrosiers as shareholder relative to the stock of WL.

         1.2 The Litigation involves, inter alia, (i) claims associated with the issuance to JD and Wilfred N. Desrosiers of share certificate No. JLH 0036 for seventy five thousand (75,000) shares of the common stock of JLH/F and the issuance to WL of share certificate No. JLH 0035 for one hundred and thirty nine thousand eight hundred and eighty two (139,882) shares of the common stock of JLH/F (collectively, the "Stock") and (ii) and claims associated with the obligations of JLH/N and JLH/F under certain promissory notes in favor of WL in the aggregate amount of Four Hundred and Twenty Five Thousand Dollars ($425,000.00) (collectively, the "Notes").

         1.3 CAL is contemplating a merger (the "Merger") with JLH/F which will result in JLH/F being the surviving corporation. The Conard's are the original incorporators of and stockholders of JLH/F.

         1.4 Conard was previously a stockholder in Conosier, Inc., a Florida corporation ("Conosier"). Conosier is the owner of certain real property situated in Manatee County, Florida. Conard holds an unrecorded quit-claim deed (the "Deed") to that portion of the Conosier property described in Exhibit 1 hereof.

         1.5 As a condition precedent to their obligations hereunder, JD, the Estate and WL have required that CAL, Conard, JLH/F and JLH/N enter into this Agreement and perform the terms hereof. As a condition precedent to the Merger, CAL has required that the Litigation be dismissed.

         1.6 As specified above, although JLH/F will be the surviving corporation upon the completion of the Merger, its chief operating, executive officers and management personnel will be the current chief operating, executive officers and management personnel of CAL.

         1.7 The parties have entered into this Agreement in consideration of the mutual covenants and undertakings contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by all of the parties hereto.

         1.8 The parties acknowledge and agree that the Stock was duly and validly issued, is outstanding, is duly paid and non-assessable, has no restrictions on its alienation or transferability and was never cancelled, rescinded or revoked and JLH/F acknowledges and agrees that any purported cancellation of the Stock was and is void ab initio.

SECTION 2.       AGREEMENTS OF JLH/F.

         2.1 JLH/F will grant in favor of JD, as to a thirty-five percent (35%) interest and WL as to a sixty-five percent (65%) interest, at the time of the Merger, the option to purchase fifty thousand (50,000) shares of the common stock of JLH/F (the "Option Stock") within two (2) years of the effective date of the Merger at a purchase price of Two Dollars ($2.00) per share (the "Option"). The parties agree that the Stock and the Option Stock (as and when the latter is acquired pursuant to the terms of the Option) shall, at the option of JD and/or WL (collectively, the "Owners") be purchased by JLH/F in the manner and under the terms specified below (the "Put").

                 2.1.1 JLH/F shall be required to purchase the Stock and/or the Option Stock at any time for a thirty (30) day period after the second anniversary of the Closing Date (as defined below) for a price per share equal to the Purchase Price (as defined below).

                 2.1.2 The purchase price (the "Purchase Price") for any portion of the Stock and/or the Option Stock which is tendered pursuant to the Put shall be the sum of Four Dollars ($4.00) per share. In the event of any stock splits, recapitalizations, reverse splits or other similar actions by JLH/F, the Purchase Price shall be applicable on a pro-rata basis to the number of shares then held by the Owners, but in no event shall the Purchase Price be less than that applicable to the Stock and the Option Stock if the Put were exercisable as of the date hereof and if a diminution in the number of shares of the Stock and/or the Option Stock should occur by virtue of corporate actions taken by JLH/F, then the Put shall be applicable, and the Purchase Price shall be determined, as though such diminution has not occurred.

                 2.1.3 The number of shares of Option Stock and the Purchase Price for the Put will be adjusted to give effect to any stock dividends paid with respect to Stock prior to the second anniversary of the Merger. Such stock dividends shall be subject to the Put by the Owners at the Purchase Price, as adjusted, in the same manner as the Stock and the Option Stock are subject to the Put hereunder

                 2.1.4 The Put may be exercised by the Owners, or either of them, or their permitted assignees (as defined below), in one transaction as to a portion or all of the Stock and/or the Option Stock, but the Put shall expire as to all of the Stock and/or the Option Stock as to which the Put has not been exercised thirty (30) days after the second anniversary of the Closing Date.

                 2.1.5 In order to exercise the Put as to any or all of the Stock and/or the Option Stock, the Owners, or either of them or their permitted assignees, shall notify JLH/F of its or their intention to exercise in the manner provided for notices herein (the "Notice"). The Notice shall specify the number of shares for which the Put is to be exercised and the date upon which presentment of the shares for which the Put has been exercised will be made, which such date (the "Presentment Date") shall be not less than ten (10) days from the date on which the Notice has been mailed to JLH/F. Presentment of the shares for which the Put has been exercised on the Presentment Date shall be made in person at the principal office of JLH/F, which such principal office shall be deemed to be at the address within the State of Florida as filed with the Secretary of State of the State of Florida for JLH/F, unless JLH/F shall notify the Owners, in the manner provided herein, of a change of address of the registered office of JLH/F.

                 2.1.6 Certificates for the Stock and/or the Option Stock held by the Owner or the permitted assignee who is exercising the Put shall be presented on the Presentment Date, duly endorsed for transfer, and JLH/F shall
(i) deliver to such Owner or permitted assignee the Purchase Price relative to the number of shares for which the Put has been exercised in the form of a cashier's check issued from the office of a bank doing business in Sarasota County, Florida and payable at the office or branch office of such institution in Sarasota County, Florida and (ii) deliver to such Owner or permitted assignee at the time of presentment, a replacement certificate for the number of shares of JLH/F owned by the Owner making the presentment as are not being purchased pursuant to the terms of Put, as specified in the Notice from such Owner or permitted assignee. Such replacement certificate shall be executed by the president and secretary of JLH/F and shall be deemed as fully paid and non-assessable.

         2.2 It is understood and agreed by the parties that the Put is exercisable solely at the option of the Owners or their permitted assignees. The Owners have the right to transfer the Stock and/or the Option Stock in any market transaction without reference to the Put. The Put can be initiated only by an Owner, or the permitted assignee of an Owner, and upon a Notice being given by an Owner and after the giving of a Notice, JLH/F shall be obligated to purchase the Stock and/or the Option Stock in such amounts as may be specified in the Notice. For the purposes of this Agreement, a "permitted assignee" shall be limited to any entity in which JD, the Estate or the beneficiaries of the Estate own the legal or beneficial interests of such entity.

         2.3 JLH/F agrees that if JD and/or WL and/or a permitted assignee wishes to exercise the Put relative to the Option Stock at the time they exercise the Option, they may notify JLH/F of both the exercise of the Option and the exercise of the Put at any time during the term of the Option. Should this occur, the Option Stock will not be issued to JD and/or WL or a permitted assignee and on the date the Put becomes operative, JLH/F will pay the Purchase Price relative to the Option Stock to JD and/or WL and/or a permitted assignee without the necessity of the issuance and tender of the Option Stock.

SECTION 3. ACTIONS BY ALL PARTIES. Subject to the conditions precedent specified herein, on the date the Merger is consummated (the "Closing Date"), but in no event later than April 11, 1997, the following shall occur:

         3.1 JLH/F shall execute and deliver the Option in favor of JD, as to a thirty-five percent (35%) interest, and WL as to a sixty-five percent (65%) interest.

         3.2 Conard shall deliver to the Estate the original of the Deed and shall execute and deliver to Conosier, Inc., in recordable form, a quit-claim deed for the property described in Exhibit 1 hereof.

         3.3 Conard, JLH/F and JLH/N shall be deemed to have released and by their execution hereof shall have released on behalf of themselves and on behalf of all their predecessors, successors, affiliates, subsidiaries, parent companies, heirs, administrators, personal representatives and assigns, JD, the Estate, WL and Conosier, Inc., their predecessors, successors, affiliates, subsidiaries, parent companies, heirs, administrators, personal representatives, their past and present employees, officers, directors and shareholders and assigns of and from any and all claims, disputes, demands, causes of action, damages, judgments or suits at law or equity of any kind whatsoever, through the Closing Date, whether direct or contingent, liquidated or unliquidated, patent or latent, known or unknown, foreseen or unforeseen; provided, however, that this release shall not be applicable to any obligations of the released parties pursuant to this Agreement.

         3.4 JD and WL shall be deemed to have released and by their execution hereof shall have released JLH/N and JLH/F from any and all liability relative to the indebtedness represented by the Notes, inclusive of principal, interest, penalties or any other sums due and owning thereunder.

         3.5 JD, the Estate, WL and Conosier, Inc., shall be deemed to have released and by their execution hereof shall have released on behalf of themselves and on behalf of all their predecessors, successors, affiliates, subsidiaries, parent companies, heirs, administrators, personal representatives and assigns in favor of Conard, JLH/F and JLH/N, their predecessors, successors, affiliates, subsidiaries, parent companies, heirs, administrators, personal representatives, their past and present employees, officers, directors and shareholders and assigns of and from any and all claims, disputes, demands, causes of action, damages, judgments or suits at law or equity of any kind whatsoever, through the Closing Date, whether direct or contingent, liquidated or unliquidated, patent or latent, known or unknown, foreseen or unforeseen; provided, however, that this release shall not be applicable to any obligations of the released parties pursuant to this Agreement.

         3.6 The plaintiffs and defendants relative to the Litigation shall dismiss all claims, counterclaims, crossclaims and third-party claims by and between the said parties, with prejudice and each party shall bear its own costs, attorneys' fees, paralegals' fees and legal assistants' fees relative thereto.

SECTION 4. CONDITIONS PRECEDENT. The following, at the option of the party for whom the condition must be satisfied, shall be conditions precedent to such party's obligation to perform hereunder, and in the event any of said conditions are not satisfied on or before the date specified, such affected party may terminate this Agreement by delivering to the other parties hereto written notice so indicating within the applicable time period.

         4.1 The Merger shall occur and the Plan and Agreement of Merger shall be accepted by and filed with the Secretary of State of the State of Florida on or before March 31, 1997 (the "Closing Date").

         4.2 WL, the Estate and JD shall have received, on or before the Closing Date, an opinion of the securities counsel for CAL and JLH/F, in form and content satisfactory to counsel for WL, the Estate and JD to the effect that
(i) the Option and Put are the valid and binding obligations of JLH/F, according to their terms and conditions; (ii) immediately after the Merger, the obligations specified in this Agreement relative to the Put shall be the valid and binding obligations of JLH/F; (iii) all necessary corporate action has been taken by CAL and JLH/F to authorize the transactions contemplated by this Agreement and performance of same thereunder; and (iv) the execution and delivery of the this Agreement by CAL, the subsequent performance of this Agreement by JLH/F and the resolution of JLH/F specified in sub-section 4.3 below do not violate either CAL's or JLH/F's Articles of Incorporation or bylaws or other organizational documents

         4.3 CAL shall have caused to be delivered to JD, the Estate and WL on or before the date of the Merger a corporate resolution of JLH/F, in form and content satisfactory to counsel for JD, the Estate and WL which ratifys and acknowledges the obligations of JLH/F pursuant to this Agreement, including, without limitation, the rights of JD, the Estate and WL with respect to the Option and the Put and the warranty of JLH/F and CAL that this Agreement does not constitute a breach of or a default under any agreement or document to which either corporation is a party or by which it or its assets are bound or violate any judgment, decree or order of any court or administrative tribunal, which judgment, decree or order is binding upon either corporation or its assets or violate any federal or Florida law, rule or regulation.

         4.4 The beneficiaries of the Estate shall have approved the terms and conditions of this Agreement on or before the date of the Merger.

         4.5 WL, the Estate and JD will have received, on or before the Closing Date, an opinion of securities counsel for CAL and JLH/F addressed to the stock transfer agent for JLH/F authorizing the stock transfer agent to remove the restrictive legend on the stock certificates for the Stock which such opinion will be effective for any date after April 29, 1997.

SECTION 5.       MISCELLANEOUS.

         5.1 Any notice, demand or other communication required or permitted to be given to any party hereunder shall be in writing, and shall be deemed to have been delivered when actually received or, regardless of whether or not received, the third business day after deposit in the United States mail, registered or certified mail, return receipt requested, postage prepaid, addressed to the respective party at the address indicated below, or to such other address as may hereafter be indicated by written notice delivered in accordance with the terms hereof to the other parties:

If to WL, JD, or the Estate: % Jeffrey S. Russell, Esq., Abel, Band, Russell, Collier, Pitchford and Gordon Chartered, 240 South Pineapple Avenue, Sarasota, Florida, 34236.

If to CAL, JLH/F, CAL, JLH/N, or Conard: % ______________________
_________________________________________________________________.

         5.2 In the event of breach of this Agreement by any party, the non-defaulting parties shall have the right to pursue any remedy provided by applicable law, including specific performance.

         5.3 Any party failing to comply with the terms of this Agreement will pay all expenses, including reasonable attorneys' fees, paralegal, legal assistant and similar fees and costs, including those incurred on the appellate level, incurred by any other party to this Agreement as a result of such failure.

         5.4 This Agreement and documents relating to same shall be construed under the laws of the State of Florida. The venue of any action or suit brought in connection herewith shall be in Sarasota County, Florida.

         5.5 The provisions of this Agreement shall bind the heirs, successors, personal representatives and assigns of the parties hereto.

         5.6 The parties hereto acknowledge that they have read, understand and have had the opportunity to be advised by legal counsel as to each and every one of the terms, conditions, restrictions and effect of all of the provisions of this Agreement, and each agrees to the enforcement of any and all of these provisions and executes this Agreement with full knowledge of these provisions. Should any provision of this Agreement require judicial interpretation, it is agreed that the court interpreting or construing the provision shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared the document. Any handwritten or typed additions to this Agreement which have been initialed by the parties shall control over any inconsistent printed terms.

         5.7  Time is of the essence to this Agreement.

         5.8 The provisions of this Agreement shall survive the consummation of the transactions contemplated hereunder.

         5.9 The Effective Date of this Agreement will be the date on which the last of the parties hereto executes same.

         5.10 This Agreement may be executed in one or more counterparts. It shall be fully executed when each party whose signature is required has signed at least one counterpart even though no one counterpart contains the signatures of all the parties.

         In witness whereof the parties have executed this Agreement as of the date set forth in the signature line for each party.

WITNESSES:                              Community Assisted Living
                                        Centers, Inc., a Florida
                                        corporation



                                        By: /s/ John F. Robenalt
                                           ------------------------------------
 /s/ Christine M. DeCroce               Print Name:
----------------------------------                 ----------------------------
Print Name Christine M. DeCroce         As Its: President
          ------------------------             --------------------------------
                                        Date: 4-9-97
                                             ----------------------------------

 /s/ Jennifer McCurdy
----------------------------------
Print Name Jennifer McCurdy
          ------------------------


                                        Whitaker's Landing, Inc.,
                                        a Florida corporation


                                        By: /s/ Jeffrey Russell
                                           ------------------------------------
 /s/ Christine M. DeCroce               Print Name:
----------------------------------                 ----------------------------
Print Name Christine M. DeCroce         As Its:
          ------------------------             --------------------------------
                                        Date: 4-9-97
                                             ----------------------------------

 /s/ Jennifer McCurdy
----------------------------------
Print Name Jennifer McCurdy
          ------------------------


 /s/ Christine M. DeCroce                /s/ Joann Desrosiers
----------------------------------      ---------------------------------------
Print Name Christine M. DeCroce         Joann Derosiers
          ------------------------


 /s/ Jennifer McCurdy                   Date: 4-9-97
----------------------------------           ----------------------------------
Print Name Jennifer McCurdy
          ------------------------

 /s/ Christine M. DeCroce                /s/ David Desrosiers
----------------------------------      ---------------------------------------
Print Name Christine M. DeCroce         David Desrosiers, as
          ------------------------      Co-Personal Representative
                                        of the Estate of Wilfred N. Desrosiers

 /s/ Jennifer McCurdy
----------------------------------      Date: 4-9-97
Print Name Jennifer McCurdy                  ----------------------------------
          ------------------------

 /s/ Christine M. DeCroce                /s/ Jeffrey S. Russell
----------------------------------      ---------------------------------------
Print Name Christine M. DeCroce         Jeffrey S. Russell, as
          ------------------------      Co-Personal Representative
                                        of the Estate of Wilfred N.
                                        Desrosiers

 /s/ Jennifer McCurdy
----------------------------------      Date: 4-9-97
Print Name Jennifer McCurdy                  ----------------------------------
          ------------------------




 /s/ Christine M. DeCroce                /s/ Richard T. Conard
----------------------------------      ---------------------------------------
Print Name Christine M. DeCroce         Richard T. Conard
          ------------------------      Date: 4-9-97
                                             ----------------------------------


 /s/ Jennifer McCurdy
----------------------------------
Print Name Jennifer McCurdy
          ------------------------


 /s/ Christine M. DeCroce                /s/ Elizabeth A. Conard
----------------------------------      ---------------------------------------
Print Name Christine M. DeCroce         Elizabeth A. Conard
          ------------------------      Date: 4-9-97
                                             ----------------------------------


 /s/ Jennifer McCurdy
----------------------------------
Print Name Jennifer McCurdy
          ------------------------



                                        Just Like Home, Inc., a
                                        Florida corporation


                                         /s/ Elizabeth A. Conard
                                        ---------------------------------------
 /s/ Christine M. DeCroce               Print Name:
----------------------------------                 ----------------------------
Print Name Christine M. DeCroce         As Its: President
          ------------------------             --------------------------------
                                        Date: 4-9-97
                                             ----------------------------------

 /s/ Jennifer McCurdy
----------------------------------
Print Name Jennifer McCurdy
          ------------------------



                                        Just Like Home, Inc., a Nevada
                                        corporation


                                         /s/ Elizabeth A. Conard
                                        ---------------------------------------
 /s/ Christine M. DeCroce               Print Name:
----------------------------------                 ----------------------------
Print Name Christine M. DeCroce         As Its: President
          ------------------------             --------------------------------
                                        Date: 4-9-97
                                             ----------------------------------

 /s/ Jennifer McCurdy
----------------------------------
Print Name Jennifer McCurdy
          ------------------------

 /s/ Christine M. DeCroce                /s/ Jeffrey S. Russell
----------------------------------      ---------------------------------------
Print Name Christine M. DeCroce         Jeffrey S. Russell, as
          ------------------------      Co-Personal Representative
                                        of the Estate of Wilfred N.
                                        Desrosiers

 /s/ Jennifer McCurdy
----------------------------------      Date: 4-9-97
Print Name Jennifer McCurdy                  ----------------------------------
          ------------------------




 /s/ Christine M. DeCroce                /s/ Richard T. Conard
----------------------------------      ---------------------------------------
Print Name Christine M. DeCroce         Richard T. Conard
          ------------------------      Date: 4-9-97
                                             ----------------------------------


 /s/ Jennifer McCurdy
----------------------------------
Print Name Jennifer McCurdy
          ------------------------


 /s/ Christine M. DeCroce                /s/ Elizabeth A. Conard
----------------------------------      ---------------------------------------
Print Name Christine M. DeCroce         Elizabeth A. Conrad
          ------------------------      Date: 4-9-97
                                             ----------------------------------


 /s/ Jennifer McCurdy
----------------------------------
Print Name Jennifer McCurdy
          ------------------------